UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2013

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, Suite 324, San Francisco, CA	94105
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 348-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)     Information Relating to New Auditor

On May 10, 2013, LookSmart, Ltd. (the "Company") engaged Albert Wong & Co. LLP (the "New Auditor") as the principal accountant to audit the Company's financial statements. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

During the Company's two most recent fiscal years and the subsequent interim period prior to engaging the New Auditor, neither the Company (nor anyone on its behalf) consulted the New Auditor regarding any issue or matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(b)     Information Relating to Former Auditor

On April 26, 2013, in contemplation of the engagement of the New Auditor, the Company dismissed Moss Adams LLP, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements (the "Former Auditor").

No report of the Former Auditor on the financial statements for either of the Company's two most recent fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal, there was no: (i) disagreement with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreement in connection with the Former Auditor's report for either of the years; or (ii) reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of this report and requested that the Former Auditor furnish the Company with a letter addressed to the Commission stating whether the Former Auditor agrees with the statements made by the Company in this report in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which the Former Auditor does not agree.

The letter furnished by the Former Auditor in response to the Company's request is filed as Exhibit 16.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Each exhibit listed below is filed or furnished as part of this report.

Exhibit	Description
16.1	Letter dated May 15, 2013 from Moss Adams LLP to LookSmart, Ltd. (filed herewith)

Remainder of Page Intentionally Left Blank. Signature Page to Follow.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LookSmart, Ltd.

Date: May 15, 2013	By:	/s/ Michael Onghai
Name: Michael Onghai Title: Chief Executive Officer

Remainder of Page Intentionally Left Blank. Exhibit Index to Follow.

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Exhibit Index

Exhibit	Description
16.1	Letter dated May 15, 2013 from Moss Adams LLP to LookSmart, Ltd. (filed herewith)

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